DELAWARE VIP® TRUST

Delaware VIP Value Series
(the “Series”)

Supplement to the Series’ Standard Class and Service Class Statutory Prospectuses
dated April 30, 2019

Effective the date of this supplement, the following replaces the information in the section entitled “Series summary —Who manages the Series? — Investment manager”:

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Portfolio managers	Title with Delaware Management Company	Start date on the Series
Nikhil G. Lalvani, CFA	Vice President, Senior Portfolio Manager, Team Leader	October 2006
Robert A. Vogel Jr., CFA	Vice President, Senior Portfolio Manager	March 2004
Kristen E. Bartholdson	Vice President, Senior Portfolio Manager	December 2008

Effective the date of this supplement, the following replaces the biographical information in the section entitled “Who manages the Series — Portfolio managers”:

Nikhil G. Lalvani, Robert A. Vogel, and Kristen E. Bartholdson have primary responsibility for making the day-to-day investment decisions for the Series. Mr. Vogel has been a member of the Series’ portfolio management team since March 2004; Mr. Lalvani since October 2006; and Ms. Bartholdson since December 2008.

Nikhil G. Lalvani, CFA Vice President, Senior Portfolio Manager, Team Leader
Nikhil G. Lalvani is a senior portfolio manager for the firm’s Large-Cap Value team and assumed the role of team leader in October 2018. At Macquarie Investment Management (MIM), Lalvani has worked as both a fundamental and quantitative analyst. Prior to joining the firm in 1997 as an account analyst, he was a research associate with Bloomberg. Lalvani holds a bachelor’s degree in finance from The Pennsylvania State University. He is a member of the CFA Institute and the CFA Society of Philadelphia.

Robert A. Vogel Jr., CFA Vice President, Senior Portfolio Manager
Robert A. Vogel Jr. is a senior portfolio manager for the firm’s Large-Cap Value team. Prior to joining Macquarie Investment Management (MIM) in 2004 as vice president and senior portfolio manager, he worked at Merrill Lynch Investment Managers for more than seven years, where he rose to the position of director and portfolio manager within the US Active Large-Cap Value team. He began his career in 1992 as a financial consultant at Merrill Lynch. Vogel graduated from Loyola University Maryland, earning both bachelor’s and master’s degrees in finance. He also earned an MBA with a concentration in finance from The Wharton School of the University of Pennsylvania. Vogel is a member of the CFA Society New York, the CFA Institute, and the CFA Society of Philadelphia.

Kristen E. Bartholdson Vice President, Senior Portfolio Manager
Kristen E. Bartholdson is a senior portfolio manager for the firm’s Large-Cap Value team. Prior to joining Macquarie Investment Management (MIM) in 2006 as an associate portfolio manager, she worked at Susquehanna International Group from 2004 to 2006, where she was an equity research salesperson. From 2000 to 2004, she worked in equity research at Credit Suisse, most recently as an associate analyst in investment strategy. Bartholdson earned her bachelor’s degree in economics from Princeton University.

The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of Fund shares.

Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Series.

Delaware Management Company (Manager) is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). Other than Macquarie Bank Limited (MBL), a subsidiary of MGL and an affiliate of the Manager, none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Series is governed by US laws and regulations.

Please keep this Supplement for future reference.

This Supplement is dated July 15, 2019.